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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 2000
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                                M&F BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         North Carolina                  0-27307              56-1980549
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)       Identification number)


     2634 Chapel Hill Blvd., P.O. Box 1932, Durham, North Carolina      27702
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  919/683-1521
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ITEM 5. OTHER EVENTS.

On June 28, 2000, M&F Bancorp, Inc., the one-bank holding company for Mechanics and Farmers Bank of Durham, Durham, North Carolina, announced that Julia W. Taylor would be retiring as President and CEO of Mechanics and Farmers Bank of Durham effective on or about September 30, 2000. Lee Johnson, Executive Vice-President, Chief Financial Officer and Financial Group Executive is expected to be appointed to serve as President and Chief Operating Officer of the Bank. A press release regarding this is attached to this filing.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements - not applicable

         (b)      Pro forma financial information - not applicable

         (c)      Exhibit:

                  99. News Release issued by M&F Bancorp, Inc., dated June 28, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   June 28, 2000

                                            M&F BANCORP, INC.



                                            By: /s/ Julia W. Taylor
                                                --------------------------------
                                                Julia W. Taylor
                                                Chairman, President and CEO